SilverBow Resources
DUG Eagle Ford Presentation

September 20, 2018

Forward Looking Statements

THE MATERIAL INCLUDED herein which is not historical fact constitutes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "estimated," "projected," "potential," "anticipated," "forecasted" or other words that convey the uncertainty of future events or outcomes. Although the Company believes that such forward-looking statements are reasonable, the matters addressed reflect management's current plans and assumptions, are subject to numerous risks and uncertainties, many of which are beyond the Company's control, and certain of which are set out in our most recent Form 10-K and Form 10-Q filed with the SEC. The Company can give no assurance that estimates and projections contained in such statements will prove to have been correct. For reconciliations of non-GAAP financial measures, see our website at sbow.com.

CAUTIONARY NOTE Regarding Potential Reserves

Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data are also based on the Company's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION includes information regarding our PV-10 at strip pricing as of April 2, 2018 for year end 12/31/17 reserves. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using strip prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. Please see appendix for a reconciliation of PV-10 to standardized measure.

SBOW
LISTED
NYSE

Company Overview

NYSE Symbol:	SBOW
Market Cap[1]:	$357 million
Enterprise Value[1]:	$633 million
12/31/17 PV-10 Value[2]:	~$731 million
Production 2Q18[3]:	~160 MMcfe/d
Production Mix[4]:	86% Gas
Proved Reserves[2]:	994 Bcfe
% Proved Developed[5]:	43%
Net Acreage 2Q18[6]:	99,926



La Salle
Live Oak
Mc Mullen
Webb

Eagle Ford Focused

- Premier Eagle Ford Gas Driller
- Significant drilling inventory in the Eagle Ford
- Low cost operator
- Balance Sheet Provides Financial and Operational Flexibility
- Veteran Management Team with Substantial Experience in the Play

A Pure Play Eagle Ford Value and Growth Opportunity

(1) Market capitalization value as of August 1, 2018; EV = Market Cap of $357 million (11.667 million shares @ $30.61/sh) plus $275 million of net debt as of 6/30/2018
(2) PV-10 reserves based on 12/31/17 using 4/2/18 strip pricing excluding AWP Olmos properties
(3) Daily average production presented on a three stream basis
(4) Represents reported production mix for 2Q 2018
(5) PV-10 reserves based on 12/31/17; Includes PDP and PDNP
(6) Includes 4,512 Net Acres under option to be exercised August 2019

SBOW
LISTED
NYSE

SilverBow Resources Transformation

THEN	ACTION	NOW	STATUS
Swift Energy	*Rebranding Initiative*	SilverBow Resources	✓
Diversified Portfolio Including Conventional Assets	*Exited Louisiana and Divested Small Non-Core Fields*	Pure Play Eagle Ford	✓
High Cost	*Rightsizing Initiatives* *Operational Cost Structure Initiatives*	G&A reduced ~55% LOE Reduced ~60%	✓
Burdensome Midstream Contracts	*Renegotiated Key Transportation & Processing Agreements*	MVC's reduced Greater ethane flexibility Lower tariffs	✓
Stressed Balance Sheet	*Restructured Debt* *Reduced P&A Liability*	Simple Capital Structure ARO reduced ~50%	✓
Liquidity & Covenant Constrained	*$40 million PIPE* *Refinanced RBL and Upsized* *2nd Lien Transaction*	Ample liquidity & covenant headroom	✓
Limited Hedging	*Disciplined Strategy Implemented*	Proactive Hedging	✓
OTC	*NYSE Listing*	NYSE: SBOW	✓
Static Eagle Ford Position	*Strategic Leasing and Acquisition Campaign*	Growing Eagle Ford Position	Ongoing

Board of Directors

BOARD OF DIRECTORS	YEARS IN INDUSTRY	PREVIOUS EXPERIENCE
Marc Rowland – *Chairman, Nominating & Strategy Committee* • Founder and Senior Managing Director of IOG Capital, LP • Former CEO of FTS Intl. • Former EVP and CFO of Chesapeake	>40	IOG Capital; FTS International; Chesapeake Energy
Michael Duginski – *Audit, Nominating & Strategy Committee* • President and CEO of Sentinel Peak Resources • Former COO of Berry Petroleum	29	Sentinel Peak Resources; Berry Petroleum Company; Texaco
Gabriel Ellisor – *Audit & Compensation Committee* • Former CFO at Three Rivers Operating Company • Served as principal at Rivington	19	3ROC; Rivington; Wells Fargo
David Geenberg - *Nominating & Strategy Committee* • Co-Head of N.A. investment team at Strategic Value Partners • Previously at Goldman, Sachs & Co.	12	SVPGLOBAL Experience-Insight-Value; Goldman Sachs
Christoph Majeske - *Compensation Committee* • Director of Strategic Value Partners • Former VP and Operating Executive at Cerberus	17	SVPGLOBAL Experience-Insight-Value; Cerberus Capital Management, L.P.
Charles Wampler - *Audit & Compensation Committee* • Served as COO of Aspect Holdings • Former COO of Lewis Energy, Operations Manager at EOG	39	Aspect Holdings, LLC; Lewis Energy Group; eog

Management Overview

EXECUTIVE TEAM	YEARS IN INDUSTRY	PREVIOUS EXPERIENCE
Sean Woolverton – *Chief Executive Officer* • Former COO Samson Resources • Former VP at Chesapeake • Also held leadership roles at Encana and Burlington	25	Samson; encana; CHESAPEAKE ENERGY; BURLINGTON RESOURCES
Steve Adam – *Chief Operating Officer* • Former SVP of Operations Sanchez Oil & Gas • Previously Occidental Petroleum	40+	Sanchez; OXY
Gleeson Van Riet – *Chief Financial Officer* • Former CFO of Sanchez Energy • Former investment banker at Credit Suisse and DLJ	26	Sanchez Energy Corporation; Donaldson, Lufkin & Jenrette; Credit Suisse
Chris Abundis – *General Counsel* • GC since '17, joined the Company in '05 • Formerly at KPMG	16	SilverBow Resources; KPMG



Eagle Ford Gas Opportunity

SilverBow
RESOURCES

Eagle Ford Hydrocarbon Phase Windows

SBOW
LISTED
NYSE


EAGLE FORD
Activity Focus
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas

Source: RS Energy Group August 2018

SBOW LISTED NYSE

Production Growth and Fairway Activity in the Eagle Ford

Eagle Ford Production



Legend
Oil Production (Mbo/d)
Gas Production (MMcf/d)
Oil Production (Mbo/d)
Gas Production (MMcf/d)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
12,000
10,000
8,000
6,000
4,000
2,000
0
2011-Q1
2011-Q3
2012-Q1
2012-Q3
2013-Q1
2013-Q3
2014-Q1
2014-Q3
2015-Q1
2015-Q3
2016-Q1
2016-Q3
2017-Q1
2017-Q3

Number of Wells Turned to Sales by Fairway



Legend
Oil and Condensate Fairway
Wet and Dry Gas Fairway
No. of Horizontal Wells Turned to Sales by Fairway
1,200
1,000
800
600
400
200
0
2011-Q1
2011-Q3
2012-Q1
2012-Q3
2013-Q1
2013-Q3
2014-Q1
2014-Q3
2015-Q1
2015-Q3
2016-Q1
2016-Q3
2017-Q1
2017-Q3

Source: RS Energy Group
Gas Fairway: Includes 'Dry Gas' and 'Wet Gas' areas defined by RS Energy Group
Oil Fairway: Includes 'Black Oil', 'Volatile Oil', and 'Condensate' areas defined by RS Energy Group

Largest EF operators are focused on Oil fairway…


SilverBow
Public EF Pure Play
Public Multi-Basin
Private
100%
80%
60%
40%
20%
0%
Production from EF Gas Fairway (2017)
0
100,000
200,000
300,000
400,000
500,000
600,000
Total Eagle Ford Acreage (acres)

Note: Bubbles sized by 2017 production (boe)
Gas Fairway: Dry gas and wet gas fairway per RS Energy Group
Source: RS Energy Group and company websites, represents top 30 operators by 2017 production excluding Exxon and Harvest O&G which lacked available acreage information (represents ~95% of aggregate EF production)
Companies Included: BP, Carrizo, Chesapeake, Comstock, ConocoPhillips, Devon, Encana, EOG, EP Energy, Equinor, Escondido Resources, EXCO, Hawkwood, Lewis, Lonestar, Marathon, Matador, Murphy, Noble, Penn Virginia, Pioneer, Sanchez Energy, SilverBow Resources, SM Energy, Sundance, Venado Operating Company, Verdun Oil & Gas, Wildhorse

... but new entrant PEs are increasingly focused on Gas

Operator	Financial Sponsor	Date Entered	Eagle Ford Acreage	Rigs Running	EF Wells Spud	EF Production (mmcfe/d)	% Gas
VITRUVIAN EXPLORATION	Quantum	2017	~130,000	1	6	~35	100%
TEAL NATURAL RESOURCES	NGP	2017		0	1	~33	64%
SIERRA RESOURCES	Post Oak / GSO	2017	~60,000	0	1	~10	100%
PURSUIT OIL & GAS	Pine Brook	2017		1	2	~20	100%
VERDUN OIL COMPANY	Encap	2016	~25,000	1	12	~100	31%

Source: RS Energy Group, Drillinginfo, company websites and presentations, SBOW estimates
Vitruvian production current as of 9/2018, Teal, Sierra, Pursuit, and Verdun production and % gas is gross wellhead production for February 2018

Best Gas Price Market in the US…

2017 Natural Gas Basis[1]

Full Year 2017


Rockies
($0.41)
Chicago
($0.07)
Marcellus
(Dominion S. Point)
($0.87)
San Juan
($0.44)
Panhandle
($0.38)
Waha
($0.42)
Transco Miss/Ala
($0.05)
Houston Ship Channel
($0.05)

Gulf Coast Markets Yielding $0.35 to $0.70 / Mcf Higher Net Backs

(1) Source: Platt's Inside GMR vs. Henry Hub

...Driven by Existing Midstream Capacity and Proximity to Demand Growth


Sources of Demand Growth(1)
Significant Existing
Midstream Infrastructure
Petrochemical Complex
+3-4 Bcf/d
LNG Exports
+4-8 Bcf/d
Mexico Exports
+1-3 Bcf/d

Increasing Demand from Petrochemical Complex, LNG Exports, and Mexico Exports Yields Favorable Differentials

(1) Source: EIA Annual Energy Outlook – 2018



Unlocking Eagle Ford Gas

SilverBow RESOURCES

EF Wet Gas vs. Dry Gas Well Design and EUR Evolution

SBOW
LISTED
NYSE

Well Count



Well Count (First Prod)
500
400
300
200
100
0
250 83
352 75
431 37
428 53
228 58
110 55
152 72
2011
2012
2013
2014
2015
2016
2017

Lateral Length



Avg. Lateral Length (ft)
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
4,984 4,529
4,957 4,815
5,209 5,240
5,346 5,653
5,664 6,020
6,384 5,821
6,387 7,212
2011
2012
2013
2014
2015
2016
2017

Proppant Intensity



Avg. Proppant Int. (lb/ft)
2,500
2,000
1,500
1,000
500
0
890 793
913 848
945 916
1,095 1,148
1,586 1,526
1,780 1,472
2,232 2,092
2011
2012
2013
2014
2015
2016
2017

EUR (BCFe)



Avg. Wellhead EUR (BCFe)
12.0
10.0
8.0
6.0
4.0
2.0
0
3.5 2.7
3.3 3.3
3.7 4.2
4.3 8.5
4.4 9.2
5.0 9.0
5.0 10.0
2011
2012
2013
2014
2015
2016
2017

■ EF Wet Gas Window ■ EF Dry Gas Window

Longer Laterals + More Proppant = Higher EUR

Source: RS Energy Group

SBOW
LISTED
NYSE

SBOW Leads Pack in Top 50 Gas Wells ....

Top 50 Wells First Twelve-Months Cumulative Gas Production (Mmcf)



4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
SilverBow
Other
Benchmarks
Top 50 Average
Top 10% Average
Top Quartile Average
2nd Quartile Average
3rd Quartile Average
4th Quartile Average

Top 50 Eagle Ford Gas Well Locations



Legend
SBOW
Recent Additions (Since 4/16/18)
Existing Wells (Pre-4/16/18)
Dimmit
La Salle
McMullen
Live Oak
Webb

SilverBow Has Drilled 20 of the Top 50 Eagle Ford Gas Wells

Source: Drilling Info first 12 month cumulative gas production for Eagle Ford gas wells. Database includes approx. 5,800 EF gas wells
Performance benchmarks include SilverBow wells. Data as of 9/9/2018
One well in DeWitt county excluded from map representation

... as well as in Deep Gas Eagle Ford Wells

Deep Gas EF: First Twelve Months Cumulative Gas Production


Legend
SBOW
Offset Operators
3,000
2,500
2,000
1,500
1,000
500
0
Cum Gas Prod (MMcf)
0
6
12
Time (months)

Deep Gas Well Locations


Legend
SBOW
Offset Operators
Dimmit
La Salle
Live Oak
Webb

SilverBow is Successfully Transferring Expertise to Deep Gas Window

Deep Gas Wells: Wells with TVD greater than 11,500' in La Salle, McMullen, & Live Oak County in the 'Dry Gas' area spud in 2011 or later
Source: RS Energy Group

SBOW Portfolio Overview and Offset Operators

Area (% Avg WI)	Net Acres	Gross Undrilled Locations[1]	% Gas	# Prod Wells[2]	% of 2018 D&C Capex
Fasken Area (84% - 100%)	7,722				
Lower EF Gas		20	100%	68	20%
Upper EF Gas		73	100%	6	25%
Austin Chalk Gas		60	100%	0	0%
AWP Area (98% - 100%)	41,630				19%
North LEF Oil		46	20%	74	
N. Austin Chalk Oil		12	20%	0	
South LEF Gas		169	78-100%	23	
Artesia Area (88% - 100%)	13,225				6%
North LEF Cond.		22	45%	18	
South LEF Cond.		52	45%	29	
Oro Grande Area (100%)	24,485				23%
Lower EF Gas		100	100%	4	
Uno Mas Area (100%)	12,865				7%
Lower EF Gas		60	100%	1	
Upper EF Gas		46	100%	0	
Other[3]		40		112	0%
Totals[3]	99,926	700		335	100%


Uno Mas
PIONEER
AWP
La Salle
EP ENERGY
BHP
Dimmit
Artesia
BHP
CHESAPEAKE
BHP
SIERRA
XTO
Live Oak
McMullen
noble energy
SM
Oro Grande
Duval
Webb
Fasken
Mexico
Legend:
SilverBow Leasehold Area
Eagle Ford Trend
Black Oil
Volatile Oil
Condensate
Wet Gas
Gas
99,926 net Eagle Ford acres
335 producing wells
0
10
20
40
Miles

~100,000 Net Eagle Ford Acres in Core Gas and Condensate Windows

(1) As of 6/30/2018; gross locations are on Company operated lease acreage and classified as proven undeveloped, probable, and contingent reserves. Not all acreage may be prospective. Locations are considered Lower Eagle Ford unless stated otherwise
(2) As of 6/30/2018, adjusted for AWP Olmos divestiture in 1Q18. Excludes two wells waiting on completion in Oro Grande
(3) Other includes certain vertical Olmos wells that cumulatively represent <1% of production in 1Q18



Full Cycle Return Focus

SilverBow RESOURCES

Culture of Continuous Capital Cost Optimization

Drilling Cost Per Well[1][2]


($000)
$6,000
$4,000
$2,000
$0
$4,560
$3,085
$2,317
$1,776
$1,933
58% Decline
2013
2014
2015
2016
2017

Total Operating Expenses – 2nd Quarter 2018[3][4]


(Pre-G&A, $ / Mcfe)
$2.00
$1.50
$1.00
$0.50
$0.00
Peer Group Avg. (excl. SBOW) : $1.35
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I
SilverBow
Peer J

Completion Well Cost[1]


($000)
$6,000
$4,000
$2,000
$0
$4,395
$4,533
$3,550
$3,091
$2,630
40% Decline
2013
2014
2015
2016
2017

2018 Capital Budget Breakdown[5]

Drill & Complete	$175 - $185
Leasing / Land	$25 - $30
Facilities / Optimization / Other	$45 - $50
Total 2018 CapEx	**$245 - $265**

(1) Indicative of Fasken well costs; D&C costs are exclusive of location costs and tubing installs
(2) Drilling well cost represents rig release to rig release
(3) Note: Total operating expenses include production taxes, gathering and transportation and lease operating expenses. Source: Company Filings.
(4) Peers (in alphabetical order) include: Approach Resources, Comstock Resources, Eclipse Resources, Gastar Exploration, HighPoint Resources (fka Bill Barrett), Jones Energy, Penn Virginia, Sanchez Energy, SandRidge Energy, Wildhorse Resources
(5) Budget subject to adjustments based on changes in commodities and costs

SBOW LISTED NYSE

Type Curves Indicate Strong Returns in Current Price Environment

IRR's Across SilverBow's Portfolio ($3.00 gas / $50.00 oil)[1]


124%
94%
60%
43%
41%
41%
Fasken Lower EF
Artesia North LEF Cond.
Oro Grande Lower EF
AWP South LEF Gas
Uno Mas Lower EF
Fasken Upper EF

	Fasken Lower EF	Artesia North LEF Cond.	Oro Grande Lower EF	AWP South LEF Gas	Uno Mas Lower EF	Fasken Upper EF
Producing Wells[2]	68	18	4	23	1	6
Drilling locations[2]	20	22	100	169	60	73
Type curve EUR (Bcfe)	14	9	14	11	12	10
Type curve EUR / 1,000 ft	1.9	1.2	1.9	1.5	1.6	1.3
Lateral length	7,500	7,500	7,500	7,500	7,500	7,500
Well Cost ($mm)[3]	$4.7	$5.0	$7.9	$6.0	$7.9	$4.7
NPV-10 ($mm)	$6.3	$8.2	$6.9	$5.4	$4.7	$2.5
IRR (%)	124%	94%	60%	43%	41%	41%
Payback (years)	0.7	1.3	1.6	2.3	2.0	2.3

Core Eagle Ford Acreage With Compelling Returns

(1) Assumes current drill and complete, transportation and processing, and royalty cost structure. Returns reflect midpoint of given ranges. Please see type curve analysis for more information
(2) As of 6/30/2018
(3) Cost includes: locations, roads, area specific D&C, 10 days of flowback, tubing installation, and facilities hook-up

Executing on Strategy

SBOW
LISTED
NYSE

Daily Production[1]


(Mmcfepd)
270
240
210
180
150
120
90
60
30
0
~40% Growth
134
148
168
154
160
187
204
214
231
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18 (e)
4Q18 (e)
Actuals
Low Guidance
High Guidance

LOE


($mm)
($/Mcfe)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.36
$0.41
$0.34
$0.34
$0.26
$0.27
$0.26
$4.8
$5.8
$5.5
$5.0
$3.8
2Q17
3Q17
4Q17
1Q18
2Q18
FY18 (e)
LOE
$/Mcfe

Cash G&A, Net


($mm)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.39
$0.32
$0.30
$0.29
$0.31
$0.29
$0.26
$5.2
$4.6
$5.0
$4.2
$4.5
2Q17
3Q17
4Q17
1Q18
2Q18
FY18 (e)(2)
G&A
$/Mcfe

Adjusted EBITDA


($mm)
$50
$40
$30
$20
$10
$0
$27
$31
$42
$36
$31
2Q17
3Q17
4Q17
1Q18
2Q18

Focused on Production Growth and Lower Costs

(1) Excludes noncore properties sold in 2017 and AWP Olmos divestiture in 1Q18. See appendix for details.
(2) Using the midpoint of FY18 production guidance



Conclusion

Why Invest in SilverBow Resources?

SBOW
LISTED
NYSE

- Pure Play Eagle Ford Operator with Premier Record of Drilling Gas Wells
  - Best Gas Take-Away Market in USA
- Strong Balance Sheet, Low Cost Structure, and Favorable Midstream Contracts
  - Positioned as Low Cost Operator with Strong Margins
  - Strong Production and EBITDA growth
- Over 15 Years of Drilling Inventory at Current 2 Rig Pace
- Accelerating Production and EBITDA Growth Through 2 Rig Program
- Currently Trading at Attractive Valuation Relative to Strip PV10 with Further Upside From:
  - Fasken Upper Eagle Ford – 6 well program planned for 2018
  - Oro Grande – 5 well program planned for 2018
  - Uno Mas – 3 well program planned for 2018
  - Organic Leasing Opportunities
  - Accretive Acquisition Opportunities

Value and Growth Investment Opportunity



Appendix

Adjusted EBITDA Reconciliation

SBOW
LISTED
NYSE

($ thousands)	2017		2018	
	Q3	Q4	Q1	Q2
Net Income	$ 12,884	$ 25,137	$ 8,466	$ 2,319
Adjustments to EBITDA				
DD&A	11,832	14,558	13,131	13,096
Accretion of ARO	582	600	159	84
Interest, net	2,868	3,953	5,890	6,585
Derivative (gain) / loss	1,603	(3,448)	6,355	10,752
Derivative cash settlements	(63)	807	735	(3,212)
Income tax expense / (benefit)	–	(1,954)	–	328
Non-cash Equity Compensation	1,403	2,311	1,359	1,316
Adjusted EBITDA	$ 31,109	$ 41,964	$ 36,095	$ 31,268

Reconciliation of PV-10 to Standardized Measure

Estimates of future net revenues from our proved reserves, Standardized Measure and PV-10 (PV-10 is a non-GAAP measure defined below), as of December 31, 2017 is made in accordance with SEC criteria, which is based on the preceding 12-months' average adjusted price after differentials based on closing prices on the first business day of each month, excluding the effects of hedging and are held constant, for that year's reserves calculation, throughout the life of the properties, except where such guidelines permit alternate treatment, including, in the case of natural gas contracts, the use of fixed and determinable contractual price escalations. We have interests in certain tracts that are estimated to have additional hydrocarbon reserves that cannot be classified as proved and are not reflected in the following table.

The following prices are used to estimate our SEC proved reserve volumes, year-end Standardized Measure and PV-10. The 12-month 2017 average adjusted prices after differentials were $2.95 per Mcf of natural gas, $50.38 per barrel of oil, and $20.32 per barrel of NGL.

As noted above, PV-10 Value is a non-GAAP measure. The most directly comparable GAAP measure to the PV-10 Value is the Standardized Measure. We believe the PV-10 Value is a useful supplemental disclosure to the Standardized Measure because the PV-10 Value is a widely-used measure within the industry and is commonly used by securities analysts, banks and credit rating agencies to evaluate the value of proved reserves on a comparative basis across companies or specific properties without regard to the owner's income tax position. We use the PV-10 Value for comparison against our debt balances, to evaluate properties that are bought and sold and to assess the potential return on investment in our oil and gas properties. PV-10 Value is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for any GAAP measure. Our PV-10 Value and the Standardized Measure do not purport to represent the fair value of our proved oil and natural.

The following table provides a reconciliation between the Standardized Measure and PV-10 Value of the Company's proved reserves:

(in millions, as of December 31, 2017)	2017
Standardized Measure of Discounted Future Net Cash Flows	$ 732
Future income taxes (discounted at 10%)	73
SEC PV-10 Value	**$ 805**

PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.